SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011

Layne Christensen Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34195	48-0920712

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1900 Shawnee Mission Parkway Mission Woods, Kansas 66205

(Address of Principal Executive Offices)

(913) 362-0510

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Layne Christensen Company (the “Company”) held its Annual Stockholders Meeting on June 9, 2011.  The stockholders considered and voted on five proposals submitted for stockholder vote, each of which is described in detail in the Company’s 2011 Proxy Statement.  The following is a brief description of the matters voted on at the Annual Stockholders Meeting and the final results of such voting.

Proposal No. 1.   Election of eight directors—David A.B. Brown, J. Samuel Butler, Robert R. Gilmore, Anthony B. Helfet, Nelson Obus, Jeffrey J. Reynolds, Rene J. Robichaud and Andrew B. Schmitt—to hold office for terms expiring at the 2012 annual meeting of stockholders.

Final Results: The stockholders elected David A.B. Brown, J. Samuel Butler, Robert R. Gilmore, Anthony B. Helfet, Nelson Obus, Jeffrey J. Reynolds, Rene J. Robichaud and Andrew B. Schmitt as directors to hold office for terms expiring at the 2012 annual meeting of stockholders and until their successor is duly elected and qualified or until their earlier death, retirement, resignation or removal.

	For	Withheld Authority	Broker Non Votes
David A.B. Brown	15,707,714	522,932	1,401,694

J. Samuel Butler	15,813,140	417,506	1,401,694

Robert R. Gilmore	16,126,756	103,890	1,401,694

Anthony B. Helfet	15,985,079	245,567	1,401,694

Nelson Obus	15,985,239	245,407	1,401,694

Jeffrey J. Reynolds	16,083,333	147,312	1,401,694

Rene J. Robichaud	15,708,023	522,623	1,401,694

Andrew B. Schmitt	16,136,873	93,773	1,401,694

Proposal No. 2:   Proposal to conduct an advisory vote on executive compensation.

Final Results:  The stockholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s 2011 Proxy Statement.

				Broker
	For	Against	Abstain	Non Votes
Advisory vote on executive compensation	14,575,555	862,884	792,206	1,401,694

Proposal No. 3:   Proposal to conduct an advisory vote on the frequency of an advisory vote on executive compensation.

Final Results:  The stockholders voted to conduct an advisory vote on executive compensation annually.

					Broker
Frequency of advisory vote	1 Year	2 Years	3 Years	Abstain	Non Votes
on executive compensation	11,653,937	27,680	3,769,665	779,363	1,401,694

Proposal No. 4:   Proposal to ratify the selection of the accounting firm of Deloitte & Touche LLP as Layne Christensen Company’s independent auditors for the fiscal year ended January 31, 2012.

Final Results:  The stockholders ratified the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal 2012.

	For	Against	Abstain	Broker Non Votes
Deloitte & Touche LLP	17,552,297	73,552	6,491	0

Proposal No. 5:  Stockholder proposal regarding the preparation of a sustainability report.

Final Results:  The stockholder proposal regarding the preparation of a sustainability report has been approved by the stockholders.

	For	Against	Abstain	Broker Non Votes
Stockholder Proposal	14,873,784	1,147,321	1,611,235	0

No other matters were voted upon at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Layne Christensen Company
(Registrant)

Date:	June 13, 2011	By:	/s/ Jerry W. Fanska
			Name:	Jerry W. Fanska
			Title:	Senior Vice President—Finance